                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                  DIODES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                               DIODES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 11, 2001

               NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING (THE "MEETING") OF THE STOCKHOLDERS OF DIODES INCORPORATED (THE "COMPANY") WILL BE HELD AT THE RENAISSANCE HOTEL, 30100 AGOURA ROAD, AGOURA HILLS, CALIFORNIA, 91301, ON MONDAY, JUNE 11, 2001 AT 10:00 A.M. (CALIFORNIA TIME) FOR THE FOLLOWING
PURPOSES:


TO ACT ON:

        1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors' nominees are: C.H. Chen, Michael
           R. Giordano, Keh-Shew Lu, M.K. Lu, Shing Mao, Leonard M. Silverman, Raymond Soong, and John M. Stich.

        2. APPROVAL OF THE 2001 OMNIBUS EQUITY INCENTIVE PLAN. To approve the Company's 2001 Omnibus Equity Incentive Plan.

        3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the year ended December 31, 2001.

        4. OTHER BUSINESS. To transact such other business as properly may come before the Meeting or any adjournment thereof.

               Only persons who are stockholders of record (the "Stockholders") at the close of business on April 27, 2001 are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof.

               The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

               As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Stockholders on or about April 30, 2001.

               WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO BE SURE THAT YOUR SHARES ARE VOTED. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

               Dated at Westlake Village, California, this twenty-seventh day of April, 2001.


                                        By Order of the Board of Directors,

                                        DIODES INCORPORATED


                                        /s/ Carl Wertz
                                        Carl Wertz,
                                        Secretary

                               DIODES INCORPORATED
                            3050 EAST HILLCREST DRIVE
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                                 (805) 446-4800

                                 PROXY STATEMENT

                          ANNUAL MEETING: JUNE 11, 2001


                               GENERAL INFORMATION

               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Diodes Incorporated (the "Company") for use at the annual meeting (the "Meeting") of the stockholders of the Company to be held on Monday, June 11, 2001, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California, 91301, at 10:00 a.m. (California time) and at any adjournment or postponement thereof. C.H. Chen and Carl Wertz, the designated proxyholders (the "Proxyholders"), are members of the Company's management. Only stockholders of record (the "Stockholders") on April 27, 2001 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card (the "Proxy") first will be mailed to Stockholders on or about April 30, 2001.


MATTERS TO BE CONSIDERED

               The matters to be considered and voted upon at the Meeting will be:

        1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors' nominees are: C.H. Chen, Michael
           R. Giordano, Keh-Shew Lu, M.K. Lu, Shing Mao, Leonard M. Silverman, Raymond Soong, and John M. Stich.

        2. APPROVAL OF THE 2001 OMNIBUS EQUITY INCENTIVE PLAN. To approve the Company's 2001 Omnibus Equity Incentive Plan.

        3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the year ended December 31, 2001.

        4. OTHER BUSINESS. To transact such other business as properly may come before the Meeting or any adjournment thereof.


COST OF SOLICITATION OF PROXIES

               This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of Proxies. This solicitation of Proxies will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile transmissions, telegraph, or in person to request that Proxies be furnished. The Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries, for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost for the printing and solicitation of Proxies is $10,000.

OUTSTANDING SECURITIES AND VOTING RIGHTS; REVOCABILITY OF PROXIES

               The authorized capital of the Company consists of (i) 30,000,000 shares of common stock ("Common Stock"), $0.66-2/3 par value, of which 8,146,533 shares were issued and outstanding on the Record Date (with an additional 1,075,672 shares held as treasury stock) and (ii) 1,000,000 shares of Class A Preferred Stock, $1.00 par value ("Class A Preferred Stock"), none of which were issued and outstanding on the Record Date. The Common Stock and the Class A Preferred Stock are collectively referred to as the "Stock." A majority of the outstanding shares of the Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions and "broker non-votes" (as defined below) will be treated as shares present and entitled to vote for the purpose of determining the presence of a quorum.

               Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the Stockholders, except that in connection with the election of directors, each Stockholder has the right to cumulate votes, provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a Stockholder has given notice prior to commencement of voting of his or her intention to cumulate votes. If a Stockholder has given such notice, all Stockholders may cumulate their votes for all nominated candidates. Cumulative voting entitles a Stockholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock owned by such Stockholder, or to distribute such Stockholder's votes on the same principle among as many candidates as the Stockholder shall think fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors and the return of the Proxy shall grant such authority.

               A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. Telegraphed, cabled or telecopied Proxies are also valid. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting.

               Brokers holding Common Stock in "street name" which are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. In the event any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote such Common Stock in his discretion as to the election of directors or the appointment of independent auditors. Certain other proposals, however, are non-discretionary, and brokers or nominees who have received no instructions from their clients do not have discretion to vote on such proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client's shares on some but not all proposals, the missing votes are referred to as "broker non-votes." If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board of Director's nominees and "FOR" the appointment of Moss Adams LLP as the Company's independent auditors, but not with respect to the approval of the 2001 Omnibus Equity Incentive Plan.

               Each proposal described herein, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. Abstentions with respect to any proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes cast on such proposal and, accordingly, will have the effect of a vote "AGAINST" such proposal. However, broker non-votes with respect to a proposal submitted to the Stockholders will not be included in the number of shares counted as being present for the purposes of voting on such proposed and, accordingly, have no effect on the approval of the proposal.

               Unless revoked, the shares of Common Stock represented by Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, your shares of Common Stock will be voted "FOR" the election of the nominees for director set forth herein and "FOR" the other proposals described herein.

               Of the shares of Common Stock outstanding on the Record Date, 3,067,639 (or approximately 37.7%) (the "Shares") were held in the name of Lite-On Semiconductor Corporation ("LSC"), formerly named Lite-On Power Semiconductor ("LPSC"). See "General Information - Security Ownership of Certain Beneficial Owners and Management" and "Proposal One - Election of Directors - Certain Relationships and Related Transactions" for a discussion of the relationship between LPSC, LSC and the Company. An additional 65,312 shares (or approximately

0.8%) were owned by directors and executive officers of the Company on the Record Date. LSC and each director and executive officer has informed the Company that they will vote "FOR" the election of the nominees to the Board of Directors identified herein, "FOR" the 2001 Omnibus Equity Incentive Plan, and "FOR" the appointment of Moss Adams LLP as the Company's independent auditors.

               Recently, the Securities and Exchange Commission (the "SEC") amended its rule governing a company's ability to use discretionary proxy authority with respect to stockholder proposals with were not submitted by the stockholders in time to be included in the proxy statement. As a result of that rule change, in the event a stockholder proposal was not submitted to the Company prior to March 23, 2001, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee or nominees to the Board of Directors' nominees identified herein where death, illness or other circumstances arise which prevent any such nominee for directors from serving in such position and to vote such Proxy for such substitute nominee.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock (other than depositories), (ii) each executive officer, director and nominee for director of the Company, and (iii) all directors and executive officers as a group:

                                                                             AMOUNT AND
                                                                             NATURE OF
                                                                             BENEFICIAL        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                    OWNERSHIP(2)      OF CLASS(3)
---------------------------------------------------------------------------------------------------------
Lite-On Semiconductor Corporation ("LSC")                                   3,067,639(4)         37.7%
---------------------------------------------------------------------------------------------------------
Fidelity Management & Research Company ("FMR")                                434,300             5.3%
---------------------------------------------------------------------------------------------------------
Raymond Soong                                                                 347,500(5)          4.1%
---------------------------------------------------------------------------------------------------------
C.H. Chen                                                                      50,000(5)             *
---------------------------------------------------------------------------------------------------------
Michael R. Giordano                                                            77,625(5)(6)          *
---------------------------------------------------------------------------------------------------------
Keh-Shew Lu                                                                        --                *
---------------------------------------------------------------------------------------------------------
M.K. Lu                                                                        60,000(5)             *
---------------------------------------------------------------------------------------------------------
Shing Mao                                                                     111,000(5)          1.3%
---------------------------------------------------------------------------------------------------------
Leonard M. Silverman                                                           66,000(5)             *
---------------------------------------------------------------------------------------------------------
John M. Stich                                                                   6,000(5)(7)          *
---------------------------------------------------------------------------------------------------------
Joseph Liu                                                                    240,000(5)          2.9%
---------------------------------------------------------------------------------------------------------
Mark King                                                                     119,749(5)          1.4%
---------------------------------------------------------------------------------------------------------
Carl Wertz                                                                     47,187(5)             *
---------------------------------------------------------------------------------------------------------
Walter Buchanan                                                                    --                *
---------------------------------------------------------------------------------------------------------
All directors, nominees and executive officers as a group (12 persons)      1,125,061(8)         12.2%
---------------------------------------------------------------------------------------------------------

* Less than 1%.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

(1) The address of LSC is 9F. No. 233-2, Pao-Chiao Road, Hsin-Tien, Taipei-hsien 23115, Taiwan, R.O.C. The address of the directors and executive officers of the Company is 3050 East Hillcrest Drive, Westlake Village, California 91362. The address of FMR is 82 Devonshire Street, Boston, MA 02109-3614.

(2) The named stockholder has sole voting power and investment power with respect to the shares listed, except as indicated and subject to community property laws where applicable.

(3) Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person or group.

(4) LSC, which holds 3,067,639 shares of Common Stock, as the record holder, is a public company listed on the Taiwan OTC and a member of the Lite-On Group of companies. See "Proposal One - Election of Directors - Certain Relationships and Related Transactions" for a discussion of the relationship among LSC, the Company and certain directors and executive officers of the Company.

(5) Represents the following shares of Common Stock which the named individual has the right to acquire within 60 days after the Record Date by the exercise of vested stock options.

                         NAMED INDIVIDUAL               SHARES
                         ----------------               ------
                         Raymond Soong                 347,500
                         C.H. Chen                      50,000
                         Michael R. Giordano            37,500
                         M.K. Lu                        60,000
                         Shing Mao                     105,000
                         Leonard M. Silverman           66,000
                         John M. Stich                   5,000
                         Joseph Liu                    225,000
                         Mark King                     119,749
                         Carl Wertz                     44,000

(6) Includes 1,500 shares of Common Stock held in the name of PaineWebber Trust for the IRA of Mr. Giordano.

(7) Includes 1,000 shares of Common Stock held in a Joint Living Trust with Mr. Stich's spouse.

(8) Includes 1,059,749 shares which the directors and executive officers have the right to acquire within 60 days after the Record Date, by the exercise of vested stock options, but excludes an additional 337,000 shares which the directors and executive officers will have the right to acquire upon the exercise of stock options, which options will become exercisable in installments more than 60 days after the Record Date.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

               The Company's Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors, but may not be less than five nor more than seventeen. Currently, the Board of Directors has fixed the number of directors at eight. The Bylaws further provide for the election of each director at each annual meeting of stockholders.

               The persons named below have been nominated for election to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, Proxies will be voted in such a way as to elect as many of these nominees as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

               None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company as of the date hereof, and, except as set forth, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

               The following table sets forth certain biographical information considering the nominees for director and the executive officers of the Company as of the Record Date.

                                                                                     DIRECTOR
OFFICERS AND DIRECTORS       AGE               POSITION WITH THE COMPANY               SINCE
-----------------------------------------------------------------------------------------------
Raymond Soong(1).........    59     Chairman of the Board of Directors                 1993

C.H. Chen(2).............    58     President and Chief Executive Officer; Director    2000

Michael R. Giordano(3)...    54     Director                                           1990

Keh-Shew Lu(4)...........    54     Director Nominee                                    --

M.K. Lu(5)...............    52     Director                                           1995

Shing Mao(6).............    65     Director                                           1990

Leonard M. Silverman(7)..    61     Director                                           1995

John M. Stich(8).........    59     Director                                           2000

Joseph Liu(9)............    59     Vice President, Far East Operations                 --

Mark King(10)............    42     Vice President, Sales and Marketing                 --

Carl Wertz(11)...........    46     Chief Financial Officer, Secretary and Treasurer    --

Walter Buchanan (12).....    48     President, Diodes-FabTech                           --

(1) Mr. Soong has been the Chairman of the Board of Silitek Corporation since 1990 and has been Chairman of the Board of LSC, formerly LPSC since 1992. See "General Information - Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions" for a discussion of the relationships among Silitek, LPSC, LSC and the Company. Since 1996, Mr. Soong has also been Chairman of the Board of FabTech, Inc. (formerly a subsidiary of LSC, acquired by the Company in December 2000). Mr. Soong is a graduate of the National Taipei Institute of Technology's Electronic Engineering Department. After serving as a senior engineer for RCA and as a chief engineer for Texas Instruments, Mr. Soong, together with several of his coworkers, founded Taiwan Liton Electronic Co. Ltd. ("Taiwan Liton") in 1975. Taiwan Liton, which manufactures electronic components and subsystems, is an affiliate of Silitek through common control, and its stock is listed on the Taipei Stock Exchange. Mr. Soong is also Chairman of the Board of Taiwan Liton, and the Company's manufacturing subsidiary in Shanghai, China ("Diodes-China").

(2) Mr. Chen was appointed President and Chief Executive Officer of the Company on March 30, 2000. From 1969 to 1990, Mr. Chen held various positions at Texas Instruments, most recently as Vice President of Texas Instruments-Taiwan. In 1990, he left Texas Instruments to found Dyna Image Corp. (a public company listed on the Taiwan OTC market), a Lite-On Group company and the world's leading supplier of contact image sensors
       (CISs), which are key components in fax machines and scanners. In December 2000, Dyna Image Corp. acquired LPSC to form LSC. Mr. Chen is currently the Vice Chairman of LSC and is Chairman of the Company's Executive Committee.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

(3) Mr. Giordano joined the investment-banking firm of PaineWebber Incorporated as a Senior Vice President-Investment Consulting when PaineWebber acquired his previous employer, Kidder Peabody and Co., Inc. In November 2000, PaineWebber merged with UBS AG and is now called UBS PaineWebber. Mr. Giordano advises corporations, foundations, trusts, and municipal governments in investments and finance. Mr. Giordano was with Kidder Peabody since 1979. Formerly a captain and pilot in the United States Air Force, Mr. Giordano received his Bachelor of Science degree in Aerospace Engineering from California State Polytechnic University and his Masters degree in Business Administration (Management and Finance) from the University of Utah. Mr. Giordano also did post-graduate work in International Investments at Babson College. Mr. Giordano was Chairman of the Board and Chief Executive Officer of the Leo D. Fields Co. from 1980 to 1990, when it was acquired by GWC Holdings. Mr. Giordano is Chairman of the Company's Audit Committee and Compensation and Stock Options Committee, and is a member of the Executive Committee.

(4) Dr. Lu was appointed Senior Vice President of Texas Instruments ("TI") and manager of Worldwide Mixed-Signal Products--Semiconductor Group in June 1998. His responsibilities include all aspects of the mixed-signal system and end-equipment businesses for TI worldwide, including design, process development, product development, manufacturing and marketing. Dr. Lu's business areas include the mixed-signal portion of TI's digital signal processing solutions, display solutions, and mixed-signal wireless communications and RF. From April 1998 to June 1998, Dr. Lu was manager of TI's worldwide memory business. In addition, he served as President of TI Asia from 1994 until April 1998, where he had responsibility for all of TI's activities in Asia (excluding Japan). Since beginning his career at TI in 1974, Dr. Lu has held a number of technical and managerial positions within TI's Semiconductor Group, including Vice President and division manager of the Linear Products Division. Dr. Lu holds a bachelor's degree in engineering from the National Cheng Kung University in Taiwan, and a master's degree and doctorate in electrical engineering from Texas Tech University.

(5) Mr. Lu has served as the President of LSC, formerly LPSC since 1999. Since 1998, Mr. Lu has been Group Vice President of the Lite-On Group and President and Chief Executive Officer of Actron Technology Corporation, a manufacturer of pressfit diodes. From 1991 to June 1998, Mr. Lu was President and a director of LPSC. Mr. Lu was also re-appointed President of LPSC in March 2000. From 1983 to 1990, Mr. Lu was General Manager/Vice President of Silitek. See "General - Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions" for a discussion of the relationship among Silitek, LPSC, LSC and the Company. Since 1995, Mr. Lu has been a director of FabTech. Mr. Lu earned his Bachelor degree in Electrical Engineering at Tatung Institute of Technology and is a graduate of the Institute of Administration at National Chengchi University. Mr. Lu is also a member of the Chinese Management Association and the Chinese Association for Advancement of Management, and is a director of Diodes-China. Mr. Lu is a member of the Company's Executive Committee.

(6) In 2000, Dr. Mao retired as Chairman of the Board of Lite-On, Inc., a California corporation located in Milpitas, California, and a wholly owned subsidiary of Taiwan Liton, in which position he served since 1988. See "General Information - Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions" for a discussion of the relationship among Silitek, LSC and the Company. Since 1989, Dr. Mao has been a director of Dyna Investment Co., Ltd. of Taiwan, a venture capital company, and a director of LSC. Since 1996, Dr. Mao has also been a director of FabTech. Before joining Lite-On, Dr. Mao served in a variety of management positions with Raytheon Company for four years, with Texas Instruments for 11 years, and with UTL Corporation (later acquired by Boeing Aircraft Company) for seven years. Dr. Mao earned his Ph.D. degree in electrical engineering at Stanford University in 1963. Dr. Mao is a member of the Company's Executive Committee and the Compensation and Stock Options Committee.

(7) Since 1984, Dr. Silverman has been the Dean of Engineering at the University of Southern California ("USC"), and has been employed by USC since 1968. Dr. Silverman is internationally known for his pioneering work in the theory and application of multi-variable control systems and signal processing and has more than 100 publications to his credit. Dr. Silverman has been honored as a Fellow of the IEEE, as a Distinguished Member of the IEEE Control Society, and has received a Centennial Medal of the IEEE. He has also been elected to the

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

       National Academy of Engineering, one of the highest honors that can be bestowed on an engineer. Dr. Silverman serves on the Board of Directors for Advanced Micro Devices, Inc. and Netter Digital Entertainment, Inc., as well as for the Colachis Foundation, the Lord Foundation, and the M.C. Gill Foundation. Dr. Silverman earned his A.B., B.S., M.S. and Ph.D. degrees in Electrical Engineering at Columbia University during the period 1961 through 1966. Dr. Silverman is a member of the Company's Executive Committee, the Audit Committee, and the Compensation and Stock Options Committee.

(8) Mr. Stich currently serves as the President and Chief Executive Officer of The Asian Network; a consulting company that specializes in assisting hi-tech companies to expand their business in Asia. Prior to this position, Mr. Stich was the Chief Marketing Officer for TI in Japan with responsibility for TI's sales and marketing in Japan from 1994 to 1999. Mr. Stich joined TI in 1964, and has served in various management positions, including Marketing Manager for TI Asia in Tokyo from 1970 to 1972, Marketing Director in Taiwan from 1978 to 1982, Managing Director of TI-Hong Kong from 1982 to 1991, and Vice President-Semiconductors for TI Asia from 1991 to 1994. Mr. Stich has also been active in leading various industry associations, including serving as Governor for the American Chamber of Commerce in Japan and in Hong Kong, and as Chairman of the Semiconductor Industry Association (Japan Chapter). Mr. Stich is a member of the Company's Audit Committee and the Executive Committee.

(9) In May 1998, Mr. Liu was appointed President of Vishay/LPSC and Vice President, Far East Operations for the Company, the former position in which he served until March 2000, when Vishay agreed to sell its 65% interest in the Vishay/LPSC joint venture to the Lite-On Group, the 35% owner. Mr. Liu continues to serve as the Company's Vice President, Far East Operations. Mr. Liu served as Vice President, Operations of the Company from 1994 to 1998 and Chief Financial Officer and Secretary from 1990 to 1998. Mr. Liu was the Company's Vice President, Administration from 1990 to 1994. Prior to joining the Company, Mr. Liu held various management positions with TI, Dallas, since 1971, including Planning Manager, Financial Planning Manager, Treasury Manager, Cost Accounting Manager and General Accounting Manager with TI Taiwan, Ltd. in Taipei; from 1981 to 1986 as Controller with TI Asia in Singapore and Hong Kong; from 1986 to 1989 as Financial Planning Manager, TI Latin America Division (for TI Argentina, TI Brazil, and TI Mexico) in Dallas; and from 1989 to 1990 as Chief Coordinator of Strategic Business Systems for TI Asia Pacific Division in Dallas. Mr. Liu is also President and a director of Diodes-China. See "Certain Relationships and Related Transactions" for a discussion of the relationship between Diodes-China and the Company.

(10) Mr. King, the Company's Vice President, Sales since 1991, was appointed the Company's Vice President, Sales and Marketing in May 1998. Before joining the Company, Mr. King served for nine years in various sales management positions at Lite-On, Inc., a California corporation located in Milpitas, California, and a manufacturer of optoelectronic products.

(11) Mr. Wertz, the Company's Controller since 1993, was appointed the Company's Chief Financial Officer, Secretary and Treasurer in 1998. Before joining the Company, Mr. Wertz served in various financial and accounting positions, most recently as Controller of Westco Products, a manufacturer and distributor of food products, headquartered in Pico Rivera, California. Mr. Wertz, a licensed CPA, began his accounting career with Deloitte & Touche LLP.

(12) Mr. Buchanan has served as FabTech's President since its inception in 1996, and joined the Company when FabTech was acquired on December 1, 2000. From 1991 to 1995, Mr. Buchanan was employed at Torex International Incorporated, a manufacturer of silicon wafers and wafer products located in Japan, where he served in various international sales and marketing positions. Prior to this, Mr. Buchanan held positions in process and product development for various semiconductor companies, most notably Fairchild Semiconductor International and Siliconix, Inc. Mr. Buchanan holds several patents in semiconductor technologies and has over 24 years of semiconductor industry experience.

COMMITTEES OF THE BOARD OF DIRECTORS

               The Board of Directors has a standing Audit Committee, a Compensation and Stock Options Committee, and an Executive Committee, each of which consists of two or more directors who serve at the discretion of the Board of Directors. The members of each Committee are as follows:

AUDIT COMMITTEE              COMPENSATION AND OPTIONS COMMITTEE    EXECUTIVE COMMITTEE
---------------              ----------------------------------    -------------------
Michael R. Giordano*         Michael R. Giordano*                  C.H. Chen*
Dr. Leonard M. Silverman     Dr. Shing Mao                         Michael. R. Giordano
John M. Stich                Dr. Leonard M. Silverman              M.K. Lu
                                                                   Dr. Shing Mao
                                                                   Dr. Leonard M. Silverman
* Chairman                                                         John M. Stich

               The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, reviews the plan, scope and results of the audit, reviews with management the Company's policies and procedures with respect to internal accounting and financial controls and reviews changes in accounting policy and the scope of the non-audit services which may be performed by the Company's independent auditors. The Audit Committee also monitors policies to prohibit unethical, questionable or illegal activities by the Company's employees.

               The Compensation and Stock Options Committee makes recommendations to the Board of Directors regarding compensation, benefits and incentive arrangements for officers and other key employees of the Company including awards under the Company's Incentive Bonus Plan. The Compensation and Stock Options Committee also administers the Company's 1993 Incentive Stock Option Plan ("1993 ISO Plan"), the 1993 Non-Qualified Stock Option Plan ("1993 NQO Plan"), the Incentive Bonus Plan, and the Company's 401(k) profit sharing plan (the "401(k) Plan"), and will administer the proposed 2001 Omnibus Equity Incentive Plan, if it is approved by the stockholders.

               The Executive Committee promotes communication between the management and the Board of Directors by receiving the periodic reports of the management of the Company on the business, results of operations and prospects of the Company.

               The Board of Directors met nine times during calendar year 2000. The Compensation and Stock Options Committee met three times, the Audit Committee five times, and the Executive Committee met one time during calendar year 2000. All of the persons who were directors of the Company or members of committees were present for at least 75% of the meetings during calendar year 2000.


EMPLOYEE BENEFITS PLANS

               1993 ISO Plan. The 1993 Incentive Stock Option Plan (the "1993 ISO Plan") provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase up to 1,500,000 shares of the Company's Common Stock. Options granted under the 1993 ISO Plan are not transferable, except by will or the laws of descent or distribution. A vested but unexercised option is normally exercisable for 90 days after termination of employment, other than by death or retirement. In the event of death, unvested options are accelerated to maturity. An option granted under the 1993 ISO Plan may not be priced at less than 100% of fair market value on the date of grant and expires ten years from the date of grant. As of the Record Date, 397,513 shares have been issued on the exercise of options granted under the 1993 ISO Plan, 889,391 shares were subject to outstanding options, and 213,069 shares were available for issuance upon the exercise of options, granted under the 1993 ISO Plan.

               1993 NQO Plan. The 1993 Non-Qualified Stock Option Plan (the "1993 NQO Plan") became effective retroactively to July 6, 1993, upon approval by the shareholders at the Company's 1994 annual meeting. The 1993 NQO Plan provides for the grant of options that do not qualify as incentive stock options under Section 422 of the Code to purchase up to 1,500,000 shares of the Company's Common Stock. The optionee may exercise options during his or her lifetime or after his or her death by those who have inherited by will or intestacy. A vested but unexercised option is normally exercisable for 90 days after termination of employment, other than by death or retirement. In the event of death, unvested options are accelerated to maturity. The shares to be issued upon exercise of options under the 1993 NQO Plan require a three-year vesting period. An option granted under the 1993 NQO Plan may not be priced at less than 100% of fair market value on the date of grant and expires ten years from the date of grant. As of the Record Date, 451,500 shares have been issued on the exercise of options granted under the 1993 NQO Plan, 1,035,700 shares were subject to outstanding options, and 12,800 shares were available for issuance upon the exercise of options, granted under the 1993 NQO Plan.

               2001 Omnibus Equity Incentive Plan. For a description of the proposed 2001 Omnibus Equity Incentive Plan, see "Proposal 2. Approval of the 2001 Omnibus Equity Incentive Plan."

               Incentive Bonus Plan. The Company's Incentive Bonus Plan provides that the Board of Directors may fix a dollar value to an employee bonus and determine to pay such bonus in the form of shares of the Common Stock of the Company. The number of shares to be awarded to the employee is determined by dividing the dollar amount of the bonus by the fair market value of one share of Common Stock. The Board of Directors may elect to grant a number of shares of Common Stock to the employee. As of the Record Date, 186,000 were available for issuance under the Incentive Bonus Plan.

               401(k) Plan. The parent Company maintains a 401(k) profit sharing plan ("401(k) Plan") for the benefit of qualified employees. Employees who participate may elect to make salary deferral contributions to the 401(k) Plan up to 15% of the employees' eligible payroll, subject to annual Internal Revenue Code maximum limitations. The Company makes a contribution of $1 for every $2 contributed by the participant, up to 6% of the participant's eligible payroll. In addition, the Company may make a discretionary contribution to the entire qualified employee pool, in accordance with the 401(k) Plan.

               The Company's recently acquired subsidiary, FabTech, maintains a separate 401(k) Plan for the benefit of qualified employees. Employees may contribute up to 20% of their eligible compensation, subject to annual Internal Revenue Code maximum limitations. FabTech may make discretionary contributions up to 40% of the first 5% of each employee's annual contribution. The Company intends to combine its 401(k) Plan with FabTech's 401(k) Plan to form a new 401(k) Plan during 2001.


COMPENSATION OF DIRECTORS

               Each director of the Company receives (i) a fee of $750 for each meeting of the Board of Directors or Committee meeting attended, and (ii) a fee of $500 for each meeting in which such director participates by telephone. The Board of Directors may modify such compensation in the future. Both employee and non-employee directors are eligible to receive stock option grants.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

               Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the calendar year ended December 31, 2000, all reporting persons filed reports on a timely basis. To avoid the inadvertent failure of directors and executive officers to timely file these reports, the Company periodically advises such persons of their filing obligations.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

               The following table sets forth certain information concerning compensation paid or accrued by the Company to its Chief Executive Officer and to each of the other four most highly compensated executive officers (the "Named Executives") for each of the fiscal years ended December 31, 1998, 1999 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                          --------------------------------
                                          ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                                  --------------------------------------- ---------------------- ---------
                                                               OTHER                  SECURITIES               ALL
                                                               ANNUAL     RESTRICTED  UNDERLYING              OTHER
NAME AND                                                       COMPEN-       STOCK     OPTIONS/    LTIP       COMPEN-
PRINCIPAL POSITION       YEAR     SALARY($)       BONUS($)   SATION($)(1)  AWARDS($)    SARS(#)  PAYOUTS($)  SATION($)
----------------------------------------------------------------------------------------------------------------------
C.H. CHEN                2000      112,500(2)      290,000          --        --        150,000      --         --
President
and Chief
Executive Officer
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
JOSEPH LIU               2000      160,000         244,000      52,000        --        108,000      --         --
Vice President,          1999      150,000         199,200      59,200        --             --      --         --
Far East Operations      1998      140,000          49,600      43,200        --             --      --         --
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
MARK KING                2000      160,000         244,000          --        --         18,000      --         --
Vice President,          1999      150,000         199,200      37,700        --             --      --         --
Sales and                1998      110,000          35,000      19,200        --         60,000      --         --
Marketing
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CARL WERTZ               2000      120,000         176,000          --        --         13,500      --         --
Chief Financial          1999      107,000         116,200      29,600        --             --      --         --
Officer,                 1998       87,000(3)       27,300      13,500        --         37,500      --         --
Secretary and
Treasurer
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WALTER BUCHANAN          2000       21,845(4)           --          --        --             --      --         --
President,
Diodes-FabTech
----------------------------------------------------------------------------------------------------------------------

(1) Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including, but not limited to, auto allowances, life insurance payable at the direction of the employee, contributions under the Company's 401(k) Plan, and group health insurance. This amount is reported only when the aggregate amount of such personal benefits exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual Named Executive.

(2) Mr. Chen was appointed President and Chief Executive Officer of the Company on March 30, 2000 at a base salary of $150,000 per year.

(3) Mr. Wertz, the Company's Controller since 1993, was appointed as the Company's Chief Financial Officer, Secretary and Treasurer on May 28, 1998.


                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

(4) Mr. Buchanan joined the Company on December 1, 2000 as part of the Company's acquisition of FabTech, Inc. Under the terms of his employment agreement, Mr. Buchanan's base salary is $262,140. See "Employment Contracts."


       STOCK OPTION GRANTS

        The following table contains certain information concerning the grant of stock options during the fiscal year ended December 31, 2000 to the Named
Executives:

                           OPTION/SAR GRANTS IN FISCAL YEAR 2000
----------------------------------------------------------------------------------------------
                                                                        POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                       ANNUAL RATES OF STOCK
                                                                         PRICE APPRECIATION
                       INDIVIDUAL GRANTS(1)                              FOR OPTION TERM(2)
-----------------------------------------------------------------     ------------------------
               NUMBER OF    PERCENT OF
               SECURITIES     TOTAL
               UNDERLYING  OPTIONS/SARs  EXERCISE OR
              OPTIONS/SARs  GRANTED TO    BASE PRICE  EXPIRATION
NAME           GRANTED(#)  EMPLOYEES(%)     ($/SH)        DATE          5%($)          10%($)
----          ------------ ------------  -----------  -----------     ---------      ---------
C.H. CHEN       150,000        33.7         20.0833      4/24/10      1,894,542      4,801,141
----------------------------------------------------------------------------------------------
JOSEPH LIU       90,000        20.2         20.5833       8/1/10      1,165,025      2,952,403
----------------------------------------------------------------------------------------------
JOSEPH LIU       18,000         4.0         23.9167      6/12/10        270,740        686,107
----------------------------------------------------------------------------------------------
MARK KING        18,000         4.0         23.9167      6/12/10        270,740        686,107
----------------------------------------------------------------------------------------------
CARL WERTZ       13,500         3.0         23.9167      6/12/10        203,055        514,580
----------------------------------------------------------------------------------------------

(1) All stock options have been adjusted to account for the Company's three-for-two stock split in July 2000.

(2) The Potential Realizable Value is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and
       (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 2000. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

STOCK OPTION EXERCISES AND HOLDINGS

               The following table contains certain information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 2000 and unexercised options held by the Named Executives as of December 31, 2000:

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2000
                      AND FISCAL YEAR-END OPTION VALUES (1)

                                                                                                VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED           "IN-THE-MONEY" OPTIONS/SARS
                          SHARES                         OPTIONS/SARS AT 12/31/00(#)             AT 12/31/00($)(2)
                       ACQUIRED ON       VALUE          -----------------------------       ----------------------------
NAME                   EXERCISE(#)     REALIZED($)      EXERCISABLE     UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
----                   -----------     -----------      -----------     -------------       -----------    -------------
------------------------------------------------------------------------------------------------------------------------
C.H. CHEN                    --               --               --          150,000                 --              --
------------------------------------------------------------------------------------------------------------------------
JOSEPH LIU                   --               --          225,000           48,000          1,059,375              --
------------------------------------------------------------------------------------------------------------------------
MARK KING                13,334          224,253          113,750           37,999            681,719          74,163
------------------------------------------------------------------------------------------------------------------------
CARL WERTZ                   --               --           40,000           26,000            250,833          46,354
------------------------------------------------------------------------------------------------------------------------
WALTER BUCHANAN              --               --               --               --                 --              --
------------------------------------------------------------------------------------------------------------------------

(1) All stock options have been adjusted to account for the Company's three-for-two stock split in July 2000.

(2) The value of unexercised "in-the-money" options is the difference between the closing sale price of the Company's Common Stock on December 29, 2000 ($10.375 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.


EMPLOYMENT CONTRACTS

               Mr. Buchanan joined the Company on December 1, 2000 as President of FabTech. Under the terms of an employment contract, Mr. Buchanan is entitled to (i) an annual base salary of $262,140, (ii) participation in the Company's stock option plans, (iii) benefits and vacation leave as generally made available to similarly situated employees, (iv) the use of an automobile.

               As an at-will employment relationship, either the Company or Mr. Buchanan may terminate the relationship for any reason, with or without cause, on thirty (30) days' prior written notice. In the event that employment is terminated by the Company without cause (as defined), Mr. Buchanan will be entitled to receive a severance payment in the amount of six months' salary.

                REPORT OF THE COMPENSATION AND OPTIONS COMMITTEE
                    OF THE BOARD OF DIRECTORS TO STOCKHOLDERS


               The Report of the Compensation and Options Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


             REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE


        GENERAL

               The Compensation and Stock Options Committee (the "Committee") consists of three directors, Michael R. Giordano, Dr. Shing Mao, and Dr. Leonard
M. Silverman who are not employees or former employees of the Company. The Committee makes recommendations to the Board of Directors regarding compensation, benefits and incentive arrangements for officers and other key employees of the Company including awards under the Company's Incentive Bonus Plan. The Committee also administers the Company's 1993 ISO Plan, and the Company's 1993 NQO Plan, and will, upon shareholder approval, administer the Company's 2001 Omnibus Equity Incentive Plan.

               The Company's policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote the profitability and growth of the Company and reward superior performance. Compensation of executive officers includes base salary, performance-based incentive bonuses and stock-based programs. The Company's general approach to compensating executive officers is to pay cash salaries which are competitive with salaries paid to executives of other companies in the Company's industry, which are of similar size and engaged in a similar line of business. Salaries are established by the Committee based on the Committee's subjective assessment of the executive's scope of responsibility, level of experience, individual performance, and past and potential contribution to the Company's business.

               The Committee believes that the emphasis on performance-based and stock-based compensation serves to align the interests of the executive officers with the interests of the Company's stockholders. The Committee also seeks to establish overall compensation levels that are sufficiently competitive to attract, retain, and motivate highly competent management personnel. Base salaries for Messrs. Chen, King, Liu and Wertz are paid in accordance with subjective criteria set by the President and Chief Executive Officer of the Company. The performance-based incentive bonuses are paid in accordance with subjective criteria, which are based on specific financial performance results against goals established prior to the start of the calendar year.


        COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

               Mr. C.H. Chen was appointed President, Chief Executive Officer, and a director of the Company on March 30, 2000 at a base salary of $150,000 per year. Mr. Chen also serves as the Vice Chairman of LSC, a Lite-On Group company (now listed on the Taiwan OTC market), for which he is also compensated by LSC. Stock options granted to Mr. Chen will be based upon the Committee's subjective assessment of the performance of Mr. Chen and the Company.


        STOCK OPTIONS

               The Committee believes that the interests of senior management must be closely aligned with those of the Company's stockholders. Stock options are granted to officers and selected employees whose contributions and skills are important to the long-term success of the Company. Stock options granted to executive officers to date have been granted at no less than the fair market value of the Common Stock as of the date of grant with a ten-year term. If employment is terminated, the option expires 90 days from the termination date. To encourage retention, the ability to exercise options granted under the plans is subject to vesting restrictions. The Committee's policy is to award an initial grant at the date of employment, which vests over three years, and is in recognition of the executive officer's potential contribution to the Company. The three-year vesting period may be increased or decreased at the Committee's discretion. After three years, it is at the Committee's discretion to award additional stock option grants to incentivize future contributions. Decisions made by the Committee regarding the timing and size of other option grants take into consideration Company's and individual's performance, competitive market practices, and the size and term of option grants made in prior years.

               The Company's stock option plans have been amended and approved by the stockholders so stock options that have been awarded can qualify for exclusion under Section 162(m) of the Internal Revenue Code of 1986 as performance-based compensation.

Dated:  April 6, 2001
Compensation and Options Committee of the Board of Directors
Michael R. Giordano
Shing Mao
Leonard M. Silverman


COMPENSATION AND OPTIONS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The Compensation and Options Committee consists of three directors, Michael R. Giordano, Dr. Shing Mao, and Dr. Leonard M. Silverman. No person who served as a member of the Company's Compensation and Options Committee during the 2000 calendar year has ever been an officer or employee of the Company or any of its subsidiaries.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO STOCKHOLDERS

               The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                          REPORT OF THE AUDIT COMMITTEE

               The Audit Committee of the Board of Directors of Diodes Incorporated (the "Company") is comprised of three directors, Michael R. Giordano, Leonard M. Silverman, and John M. Stich, each of whom is considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an independent accounting firm to audit the Company's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

               As required by the Charter, the Audit Committee received and reviewed the report of Moss Adams LLP regarding the results of their audit, as well as the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Moss Adams LLP also discussed with the Audit Committee the independence of Moss Adams LLP from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Moss Adams LLP included the following:

     - Moss Adams LLP's responsibilities in accordance with generally accepted auditing standards

     - The initial selection of, and whether there were any changes in, significant accounting policies or their application

     - Management's judgments and accounting estimates

     - Whether there were any significant audit adjustments

     - Whether there were any disagreements with management

     - Whether there was any consultation with other accountants

     - Whether there were any major issues discussed with management prior to Moss Adams LLP's retention

     - Whether Moss Adams, LLP encountered any difficulties in performing the audit

     - Moss Adams LLP's judgments about the quality of the Company's accounting principles

     - Moss Adams LLP's responsibilities for information prepared by management that is included in documents containing audited financial statements

               Based on its review of the financial statements and its discussions with management and the representative of Moss Adams LLP, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 to be file with the Securities and Exchange Commission.

Dated:  April 6, 2001
Audit Committee of the Board of Directors of Diodes Incorporated,
Michael R. Giordano
Leonard M. Silverman
John M. Stich


AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The Audit Committee consists of three directors, Michael R. Giordano, Dr. Leonard M. Silverman and John M. Stich. No person who served as a member of the Company's Audit Committee during the 2000 calendar year has ever been an officer or employee of the Company or any of its subsidiaries.

PERFORMANCE GRAPH

               On June 19, 2000, the Company's Common Stock commenced trading on the NASDAQ Stock Market, National Market System ("Nasdaq"), under the symbol "DIOD." From November 10, 1966 to June 16, 2000, the Company's Common Stock traded on the American Stock Exchange ("Amex"), under the symbol "DIO." Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return of the Company's Common Stock against the cumulative total return of the Nasdaq Composite, Amex, a Company-constructed electronics manufacturing and distribution peer group, and the Nasdaq Industrial Index for the five calendar years ending December 31, 2000. The graph is not necessarily indicative of future price performance.

               The Company has switched from a Company-generated peer group to the Nasdaq Industrial Index in order to provide a more representative comparison to the Company's recently initiated vertical integration strategy.

               The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 12/31/95)


                                    [CHART]


-----------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS                  1995         1996       1997       1998       1999       2000
-----------------------------------------------------------------------------------------------------
DIODES INCORPORATED                    $100       $ 69.04    $ 92.85    $ 47.62    $204.75    $148.26
-----------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE INDEX                  100        122.71     149.25     208.40     386.77     234.81
-----------------------------------------------------------------------------------------------------
AMEX MARKET INDEX                       100        105.52     130.61     157.39     188.65     174.34
-----------------------------------------------------------------------------------------------------
NASDAQ INDUSTRIAL INDEX                 100        115.03     126.57     135.20     232.09     153.73
-----------------------------------------------------------------------------------------------------
PEER GROUP INDEX (WEIGHTED AVERAGE)     100         84.63     136.10     170.35     788.55     808.13
-----------------------------------------------------------------------------------------------------

(1) The graph assumes $100 invested on December 31, 1995 in the Common Stock of the Company, the stock of the companies in the Nasdaq Composite Index, the Amex Index, the Nasdaq Industrial Index, and in the stocks of the peer group companies, and that all dividends received within a quarter, if any, were reinvested in that quarter. The peer group consists of Microsemi Corporation, Nu-Horizons Electronics Corporation, Siliconix, Inc., Semtech Corporation, Sterling Electronics Corporation, Savior Technology Group, and Taitron Components, Inc. Savior Technology Group was acquired in June 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               In December 2000, Dyna Image (a Lite-On Group company) acquired Lite-On Power Semiconductor Corporation ("LPSC") to form Lite-On Semiconductor Corporation ("LSC"), a public company listed on the Taiwan OTC market.

               LSC was the record owner of 37.8% and 37.7% of the Company's issued and outstanding Common Stock, excluding treasury stock, at December 31, 2000 and the Record Date, respectively. In August 1997, the ownership of LSC was transferred to Vishay/LPSC, a joint venture between the Lite-On Group (a Taiwanese consortium of manufacturers of power semiconductors, computer peripherals and communication products) and Vishay Intertechnology ("Vishay"). In March 2000, Vishay agreed to sell its 65% interest in the Vishay/LPSC joint venture to the Lite-On Group, the 35% owner.

               For the year ended December 31, 2000, approximately $16,705,000, or 14%, of the Company's sales were from product manufactured by LSC. These products, which were also available generally from other sources, were negotiated at prices competitive with those charged by other vendors of similar products in similar quantities. There are no special or exclusive trading agreements or understandings between the Company and LSC, other than the Company's volume purchase agreement and marketing agreement with LSC, which have been filed with the Securities and Exchange Commission.

               In February 1996, under a compensation-trade agreement, the Company advanced $2.5 million in cash to FabTech, Inc. At that time, FabTech was a wholly-owned subsidiary of LPSC. Interest accrued monthly at an interest rate equal to the Company's borrowing interest rate on its long-term bank loan. Amounts advanced, including interest, were payable beginning in 1999 and expiring February 2001 when any outstanding balances would become due on demand. The compensation-trade agreement allowed the Company to recover interest and principal due by deducting a fixed amount per unit for products (silicon wafers) purchased from FabTech. In December 2000, this indebtedness was contributed to FabTech's capital upon the Company's acquisition of FabTech.

               For a description of the terms of the Company's acquisition of FabTech, see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

               Mr. Soong, who became a director and Chairman of the Board of the Company effective March 1993, is also the Chairman of the Board of the Lite-On Group, Silitek, LSC, Taiwan Liton, Diodes-China and Diodes-FabTech.

               Mr. Chen, who was appointed President and Chief Executive Officer of the Company on March 30, 2000, also serves as Vice Chairman of LSC, a Lite-On Group company listed on the Taiwan OTC market.

               Silitek is affiliated through common ownership and control with Taiwan Liton, and both companies are members of the Lite-On Group. Both Silitek and Taiwan Liton, members of the Lite-On Group of companies, are public corporations in Taiwan with stock registered on the Taipei Stock Exchange.

               Dr. Mao, who is a director of the Company, retired in 2000 as Chairman of the Board of Lite-On Milpitas, a wholly-owned subsidiary of Taiwan Liton. Dr. Mao is also a director of LSC, and since 1996, has also been a director of FabTech.

               Mr. Lu, who has been a director of the Company since 1995, is also Group Vice President of the Lite-On Group and President of LSC. From 1983 to 1990, Mr. Lu was General Manager/Vice President of Silitek. Mr. Lu is also a director of Diodes-China.

               Mr. Giordano, a director of the Company and Senior Vice President-Investment Consulting at the investment banking firm of PaineWebber, Inc. (who recently merged with UBS AG to form UBS PaineWebber), has, from time to time, assisted directors and executive officers of the Company in stock option exercises and subsequent stock sales of the Company's Common Stock. Mr. Giordano is also the pension consultant for the Company's 401(k) plan and has, from time to time, in such capacity assisted LSC in stock transactions. Compensation received by Mr. Giordano for services rendered to the Company and LSC for services other than as a director in 2000 was less than $25,000.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.


        PROPOSAL TWO - APPROVAL OF THE 2001 OMNIBUS EQUITY INCENTIVE PLAN


GENERAL

               In April 2001, the Board of Directors of the Company (the "Board") adopted the 2001 Omnibus Equity Incentive Plan (the "2001 Incentive Plan") pursuant to which employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to receive shares of Common Stock of the Company or other securities or benefits with a value derived from the value of the Common Stock of the Company. A copy of the 2001 Incentive Plan is attached to this Proxy Statement as Exhibit B. The following is a brief summary of the 2001 Incentive Plan, which is qualified in its entirety by reference to Exhibit B.

               The purpose of the 2001 Incentive Plan is to enable the Company to attract, retain and motivate employees, non-employee directors and consultants by providing for or increasing their proprietary interests in the Company and, thereby, further align their interests with those of the Company's stockholders.

               The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2001 Incentive Plan may not exceed the sum of (i) 1,000,000 shares and (ii) on each January 1, an additional number of shares equal to 1% of the total number of shares of Common Stock outstanding on the immediately preceding December 31; provided, however, that the maximum number of shares of Common Stock that may be issued pursuant to incentive stock options under the 2001 Incentive Plan may not exceed 2,000,000 shares.


ADMINISTRATION

               The 2001 Incentive Plan is administered by a committee (the "Committee") of two or more directors appointed by the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and who otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the 2001 Incentive Plan, the Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria. The expenses of administering the 2001 Incentive Plan are borne by the Company.


TERMS OF AWARDS

        GENERAL

               The 2001 Incentive Plan authorizes the Committee to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of Common Stock or any other security or benefit with a value derived from the value of Common Stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload options, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

               An award granted under the 2001 Incentive Plan may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transactions. The Committee may grant options that either are intended to be "incentive stock options" as defined under Section 422 of the Code, or are not intended to be incentive options ("non-qualified stock options"). Incentive stock options may be granted only to employees.

               No incentive stock option may be granted under the 2001 Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000. As a result of enactment of Section 162(m) of the Code, and to provide the Committee flexibility in structuring awards, the 2001 Incentive Plan states that in the case of stock options and stock appreciation rights, no person may receive in any year a stock option to purchase more than 100,000 shares or a stock appreciation right measured by more than 100,000 shares.

               If awards granted under the 2001 Incentive Plan expire, are canceled or otherwise terminate without being exercised, the Common Stock not purchased pursuant to the award again becomes available for issuance under the 2001 Incentive Plan.


        PAYMENT OF EXERCISE PRICE

               An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, or to pay all or part of such recipient's tax withholding obligation with respect to such issuance, by (i) delivering previously owned shares of capital stock of the Company or other property or (ii) reducing the amount of shares or other property otherwise issuable pursuant to the award or (iii) delivering a promissory note, the terms and conditions of which will be determined by the Committee. The exercise price and any withholding taxes are payable in cash by consultants and non-employee directors, although the Committee at its discretion may permit such payment by delivery of shares of Common Stock, or by delivery of broker instructions authorizing a loan secured by the shares acquired upon exercise or payment of proceeds from the sale of such shares.


        AMENDMENT

               Subject to limitations imposed by law, the Board may amend or terminate the 2001 Incentive Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of any award previously granted under the 2001 Incentive Plan or any rights thereunder without the recipient's consent.


        SECTION 16(b)

               Pursuant to Section 16(b) of the Exchange Act, directors, certain officers and ten percent shareholders of the Company are generally liable to the Company for repayment of any "short-swing" profits realized from any non-exempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3, promulgated under the Exchange Act, provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with such Rule. Specifically, the grant of an option under an employee benefit plan that complies with Rule 16b-3 will not be deemed a purchase of a security for purposes of Section 16(b). The 2001 Incentive Plan is designed to comply with Rule 16b-3.


        TERM

               Awards may not be granted under the 2001 Incentive Plan on or after the tenth anniversary of the adoption of the 2001 Incentive Plan. Although any ward that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award on or after the twentieth anniversary of the adoption of the 2001 Incentive Plan.


        PERFORMANCE GOALS

               The business criteria on which performance goals are based under the 2001 Incentive Plan will be determined on a case-by-case basis, except that with respect to stock options and stock appreciation rights compensation is based on increases in the value of the Common Stock after the date of grant of award. Similarly, the maximum amount of compensation that could be paid to any participant or the formula used to calculate the amount of compensation to be paid to the participant if a performance goal is obtained will be determined on a case-by-case basis, except that in the case of stock options the maximum possible compensation will be calculated as the difference between the exercise price of the option and the fair market value of the Common Stock on the date of option exercise, times the maximum number of shares for which grants may be made to any participant.


        ADJUSTMENTS

               If there is any change in the stock subject to the 2001 Incentive Plan or subject to any award made under the 2001 Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the 2001 Incentive Plan and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the 2001 Incentive Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Committee to be fair and equitable to the holders, the Company and the shareholders. In addition, the Committee may also make adjustments in the number of shares covered by, and the price or other value of any outstanding awards under the 2001 Incentive Plan in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.


        SECURITIES ACT REGISTRATION

               The Company intends to register under the Securities Act of 1933, as amended, the shares of Common Stock issuable pursuant to the 2001 Incentive Plan.


FEDERAL INCOME TAX TREATMENT

               The following is a brief description of the federal income tax treatment that generally will apply to awards made under the 2001 Incentive Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of any award will depend on the specific nature of such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted stock, an award which is payable in cash or otherwise. The following discussion is based on present federal tax laws and regulations and does not purport to be complete. Participants may also be subject to foreign, state and local taxes which are not described below.


        INCENTIVE STOCK OPTIONS

               Pursuant to the 2001 Incentive Plan, participants may be granted options which are intended to qualify as incentive stock options. Generally, the optionee is not taxed, and the Company is not entitled to a deduction, on the grant or exercise of an incentive stock option. However, if the optionee sells the shares acquired upon the exercise of an incentive stock option at any time within (i) one year after the date of exercise of the option or (ii) two years after the date of grant of the option (a "disqualifying disposition"), then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

               In addition to the regular income tax, an optionee may be subject to the federal alternative minimum tax if his or her alternative minimum taxable income ("AMTI") exceeds certain amounts. The excess of the fair market value of the stock received upon exercise of an incentive stock option over the exercise price generally is includable in the participant's AMTI. In the case of a participant who exercises an incentive stock option within six months after its date of grant and whose sale of stock could subject him or her to suit under
Section 16(b) of the Exchange Act, generally the excess of the fair market value over the exercise price on the date six months following the date of grant is includable in AMTI. However, if a disqualifying disposition occurs at a loss in the same taxable year that the excess was includable in AMTI, the includable amount is limited to the excess of the amount realized on the disqualifying disposition over the exercise price. For the purpose of the alternative minimum tax, the gain or loss on sale of stock is calculated by including a basis adjustment for the amount included in AMTI upon exercise.

               If the holder of an incentive stock option pays the exercise price with previously acquired shares of stock, the exchange should not affect the incentive stock option tax treatment of the option exercised. However, if stock previously acquired through the exercise of an incentive stock option is used to pay the exercise price, then the exchange of the previously acquired shares of stock will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred. Otherwise, generally no gain or loss in recognized on the exchange, and the shares of stock received by the participant which are equal in number to the previously acquired shares exchanged therefore will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. However, the optionee will not be able to utilize the old holding period for the purpose of satisfying the incentive stock option one-year and two-year holding period requirements. Shares of stock received by the optionee in excess of the number of previously acquired shares generally will have a basis of zero and a holding period which commences as of the date the shares of stock are issued to the optionee upon exercise of the incentive stock option.


        NON-QUALIFIED STOCK OPTIONS

               The grant of an option or other similar right to acquire stock that does not qualify for treatment as an incentive stock option generally is not a taxable event for the optionee. Upon exercise of such an option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

               Special rules will apply, however, if the optionee is subject to
Section 16 of the Exchange Act and during any period of time (the "Section 16(b) Period") a sale of the stock acquired upon exercise of the option could subject such optionee to suit under Section 16. In such case, the optionee will not recognize ordinary income, and the Company will not be entitled to a deduction, until the expiration of the Section 16(b) Period. Upon such expiration, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of the Section 16(b) Period) over the option exercise price. Such an optionee may elect under Section 83(b) of the Code to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized. Such an election must be filed within 30 days after the stock is considered to be received for income tax purposes.

               If a holder of a non-qualified stock option pays the exercise price in cash, his or her basis in the shares acquired is equal to the fair market value of the stock on the date ordinary income is recognized and, upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending on how long the shares of stock are held. The holding period for such shares commences as of the date ordinary income is recognized.

               If a holder of a non-qualified stock option pays the exercise price with previously acquired shares of stock, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received over the exercise price. No additional gain or loss is recognized as a result of the disposition of previously acquired shares of stock. The shares of stock received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as such previously acquired shares. The shares of stock received by the participant in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date ordinary income is recognized.

               Generally, gain or loss from a disposition of shares is characterized as "short-term" for shares held for 12 months or less, and "long term" if held more than 12 months. Short-term capital gains are taxed at ordinary income rates, while long-term capital gains are normally taxed at a rate of twenty percent (20%).


        OTHER TYPES OF AWARDS

               Awards under the 2001 Incentive Plan may also include stock sales, stock bonuses or other grants of stock. Stock issued pursuant to these awards may be subject to certain restrictions. Pursuant to Section 83 of the Code, stock sold or granted under the 2001 Incentive Plan will give rise to taxable income at the earliest time at which such stock is not subject to a substantial risk of forfeiture or is freely transferable for purposes of Section
83. At that time, the holder will recognize ordinary income equal to the excess of the fair market value of the shares (determined as of such time) over the purchase price, and the Company will be entitled to a deduction equal to such amount. If the holder of the stock is a person subject to Section 16(b) and if the sale of the stock at a profit could subject such person to suit under
Section 16(b), income will be recognized in accordance with the rules described above regarding stock issued to such persons upon the exercise of such an option, unless the holder makes a timely election under Section 83(b) to recognize income on the date the stock is issued.

               Awards may also be granted under the 2001 Incentive Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards.


        WITHHOLDING

               The Company generally will be required to withhold applicable taxes with respect to any ordinary income recognized by a participant upon exercise of a non-qualified stock option or recognition of income in connection with awards made under the Plan.


        LIMITATIONS ON DEDUCTIBILITY

               The terms of the agreements pursuant to which specific awards are made under the 2001 Incentive Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Code. Pursuant to such provisions, an employee will be subject to a 20% excise tax on any "excess parachute payment," and the Company will be denied any deduction with respect to such excess parachute payment.

               In addition, Section 162(m) of the Code renders nondeductible to the Company certain compensation paid to the Chief Executive Officer and four other most highly compensated executives in excess of $1,000,000 in any year unless such excess compensation is "performance-based" (as defined in the Code) or is otherwise exempt from these limitations on deductibility. Options granted under the 2001 Incentive Plan at an exercise price equal to their fair market value at the date of grant are intended to qualify for the exemption for performance-based compensation under Section 162(m). However, in light of the ambiguities in Section 162(m) and uncertainties regarding the ultimate interpretation and application in these circumstances, no assurances can be given that the compensation paid under the 2001 Incentive Plan to any such executive officer will in fact be deductible, if it should, together with other non-exempt compensation paid to such executive officer, exceed the $1,000,000 limit.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE PROPOSED 2001 OMNIBUS EQUITY INCENTIVE PLAN.


        PROPOSAL THREE - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

               The firm of Moss Adams LLP, certified accountants, has been the Company's independent accountants since 1993 and has been selected by the Board of Directors to serve as its independent accountants for the calendar year ending December 31, 2001. Professional services rendered by Moss Adams LLP for the calendar year ended December 31, 2000 consisted of an audit of the Company's financial statements, consultation on interim financial statements, services related to filings with the SEC, meetings with the Company's Audit Committee and consultation on various matters relating to accounting and financial reporting. All professional services rendered by Moss Adams LLP during calendar 2000 were furnished at customary rates and terms. The Audit Committee of the Board of Directors met with representatives of Moss Adams LLP during the past calendar year. The members of the Audit Committee are Messrs. Giordano, Silverman, and Stich. Representatives of Moss Adams LLP are expected to be present at the Meeting. They will have the opportunity to make a statement, if they so desire, and respond to appropriate questions from Stockholders.


AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES, AND ALL OTHER FEES

               Fees charged by Moss Adams LLP during the calendar year ended December 31, 2000 for audit services and quarterly review of financial statements were approximately $103,000, financial information systems design and implementation fees were approximately $0, and all other fees were approximately $170,000. Other fees generally include income tax return preparation, income tax consultation, business acquisitions, accounting consulting and similar matters. Moss Adams LLP has advised the Company that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

               Stockholders are being asked to ratify the appointment of Moss Adams LLP as the Company's independent public accountants for the calendar year ending December 31, 2001. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
            THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.


                            PROPOSALS OF STOCKHOLDERS

               Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. Any such proposal to be included in the proxy statement for the Company's 2002 annual meeting of stockholders must be submitted by a stockholder prior to January 4, 2002, in a form that complies with applicable regulations. Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to stockholder proposals which are not submitted by the stockholders in time to be included in the proxy statement. As a result of that rule change, in the event a stockholder proposal is not submitted to the Company prior to March 15, 2002, the proxies solicited by the Board of Directors for the 2002 annual meeting of shareholders will confer authority of the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2002 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.


                           ANNUAL REPORT AND FORM 10-K

               The Company's annual report to stockholders for the calendar year ended December 31, 2000 accompanies or has preceded this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Moss Adams LLP, the Company's independent auditors, for the calendar years ended December 31, 1998, 1999 and 2000.

               STOCKHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE SEC PURSUANT TO THE EXCHANGE ACT, FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2000, BY WRITING TO THE COMPANY; ATTN: INVESTOR RELATIONS, 3050 EAST HILLCREST DRIVE, WESTLAKE VILLAGE, CALIFORNIA 91362, OR EMAIL THE REQUEST TO DIODES-FIN@DIODES.COM.


                                  OTHER MATTERS

               Management knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

               Dated at Westlake Village, California, this twenty-seventh day of April, 2001.


                                      By Order of the Board of Directors,
                                      DIODES INCORPORATED


                                      /s/ Carl Wertz
                                      Carl Wertz,
                                      Secretary

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

               The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

               The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

               The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

               The Audit Committee shall make regular reports to the Board.

               The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.      Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the Board take appropriate action to oversee the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive, if any.

12. Review any significant reports to management prepared by the internal auditing department, if any, and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15. Obtain reports from management, the Company's senior internal auditing executive, if any, and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of conduct.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

        a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

        b.  Any changes required in the planned scope of the audit.

        c. The responsibilities, budget and staffing of the internal audit department, if any.

18. Supervise preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19. Advise the Board from time to time with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

20. Meet with the Company's legal counsel to review legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the Chief Financial Officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

               While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.

                                    EXHIBIT B

                               DIODES INCORPORATED
                       2001 OMNIBUS EQUITY INCENTIVE PLAN

               Diodes Incorporated, a Delaware corporation (the "Company"), by action of its Board of Directors, hereby adopt the Diodes Incorporated 2001 Omnibus Equity Incentive Plan (the "Plan") with the following provisions:

           1. PURPOSE. The purpose of the Plan is to promote and advance the interests of the Company and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company's stockholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

           2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

               "Affiliate" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

               "APB 25" shall mean Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

               "Award" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

               "Board" means the Board of Directors of the Company.

               "Change in Control" means the occurrence of any one (or more) of the following events:

               (i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which twenty-five percent (25%) or more of the total number of votes for the election of the Board may be cast;

               (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

               (iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

               (iv) A tender offer or exchange offer is made for the shares of the Common Stock (other than one made by the Company) and the shares of the Common Stock are acquired thereunder.

               Notwithstanding the foregoing, the formation of a holding company for the Company in which the stockholdings of the holding company after its formation are substantially the same as for the Company prior to the holding company formation does not constitute a Change in Control for purposes of this Plan.

               "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

               "Committee" means the committee of the Board that is provided for in Section 3 of the Plan.

               "Common Stock" means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

               "Company" means Diodes Incorporated, a Delaware corporation.

               "Consultant" means any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

               "Date of Grant" means the date the Committee (or the Board, as the case may be) takes formal action designating that a Participant shall receive an Award, notwithstanding the date the Participant accepts the Award, the date the Company and the Participant enter into a written agreement with respect to the Award, or any other date.

               "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

               "Employee" means any individual who is a common-law employee of the Company or an Affiliate.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto.

               "Fair Market Value" means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules:

               (i) If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed;

               (ii) If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in the case no such reported sale takes place, the average of the closing bid and ask prices on such date;

               (iii) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; or

               (iv) If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Committee for that purpose.

               "FASB" means the Financial Accounting Standards Board.

               "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

               "Mature Shares" means shares of Common Stock that had been held by the Participant for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

               "Non-Employee Director" means a non-Employee member of the Board.

               "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

               "Optioned Stock" means the shares of Common Stock that are subject to a Stock Option.

               "Participant" means an Employee, Non-Employee Director, or Consultant of the Company or a Subsidiary who is granted an Award under the Plan.

               "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

               "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

               "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

               "Plan" means this Diodes Incorporated 2001 Omnibus Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

               "Qualified Note" means a recourse note, with a fixed market rate of interest, that may, at the discretion of the Committee, be secured by the Optioned Stock or otherwise.

               "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

               "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

               "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

               "Service" means the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Committee in its sole discretion. Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

               "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

               "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

               "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code.

               "Ten Percent Stockholder" means a person who owns stock (after taking into account the constructive ownership rules of Section 424(d) of the
Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Affiliate).

               "Termination Date" means the date on which a Participant's Service terminates, as determined by the Committee in its sole discretion.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by a committee appointed by the Board. The Committee shall be comprised solely of not less than two persons who are "outside directors" within the meaning of
              Section 162(m)(4)(C) of the Code and "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" and a "non-employee director" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" and a "non-employee director" shall automatically and without further action cease to be a member of the Committee.

        (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

        (c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the Committee is also expressly authorized to make Awards that do not constitute "performance-based compensation" within the meaning of that provision. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (i) below, but is based solely on continued service to the Company.

        (d) The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of its duties under Section 162(m) of the Code necessary for awards under this Plan to qualify as "performance-based compensation" for purposes of Section 162(m)(4)(C) of the Code.

        (e) The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

        (f) The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

        (g) The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

        (h) The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

        (i) In the case of an Award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m)(4)(C), the Committee shall establish in writing at the time of making the Award the business criterion or criteria that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

        (j) In the case of remuneration that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m)(4)(C), the Committee and the Board shall disclose to the stockholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the stockholders by a majority vote in a separate stockholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations thereunder determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code
              Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. Such remuneration shall not be payable under this Plan in the absence of such an approving stockholder vote. In the case of remuneration that is not intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), the Committee and the Board shall make such disclosures to and seek such approval from the stockholders of the Company as they reasonably determine are required by law.

        (k) To the extent required under Code Section 162(m)(4)(C), before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

        (l) The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code for Awards that are intended to qualify under that section as "performance-based compensation," but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

4.      DURATION OF AND COMMON STOCK SUBJECT TO THE PLAN.

        (a) TERM. The Plan shall become effective as of June 11, 2001, the date of its adoption by the Board, subject to ratification by the stockholders of the Company within twelve (12) months after the effective date. In the event that the stockholders of the Company do not ratify the Plan within twelve (12) months after the effective date, any Awards granted pursuant to the Plan shall be rescinded automatically. Unless sooner terminated by the Board, the Plan shall continue until June 11, 2011, one day prior to the tenth (10th) anniversary of the Plan's effective date, when it shall terminate and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect the Awards that are outstanding on the termination date.

        (b) SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall be one-million (1,000,000), plus the additional number of shares of Common Stock provided for in the following sentence. During the term of the Plan, on each January 1st, the maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall automatically increase by the number of shares equal to one percent (1%) of the total number of shares of Common Stock outstanding on the immediately preceding December 31st. For illustrative purposes only, if the number of shares of Common Stock outstanding as of December 31, 2001 is eight-million (8,000,000), then the number of shares available for purposes of the Plan will be increased as of January 1, 2002 by an additional eighty thousand (80,000) shares of Common Stock. Notwithstanding the foregoing, the maximum number of shares of Common Stock which may be issued pursuant to Incentive Stock Options under this Plan may not exceed two-million (2,000,000).

              (i) All of the amounts stated in this Paragraph (b) is subject to adjustment as provided in Section 15 below.

              (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

              (iii) If any Awards are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

        (c) SOURCE OF COMMON STOCK. Common Stock which may be issued under the Plan may be either authorized and unissued stock or issued stock which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

5. ELIGIBILITY. Incentive Stock Options may only be granted to Employees of the Company or a Subsidiary. Employees, Non-Employee Directors, and Consultants of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

6. STOCK OPTIONS. Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

        (a) GRANT. Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the Participant in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement. Stock Options may be granted alone or in addition to other Awards under the Plan. No person may be granted (in any calendar year) options to purchase more than one-hundred thousand (100,000) shares of Common Stock (subject to adjustment pursuant to Section 15 below). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Option repriced during a year shall count against this annual limitation.

        (b) EXERCISE PRICE. Except as otherwise provided for in Paragraph (f) below, the exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

        (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the Date of Grant of such Stock Option.

        (d) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control).

        (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Committee specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price (i) in cash or (ii) if acceptable to the Committee, in Mature Shares or a Qualified Note. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the exercise price of such shares; provided, however, that such payment of the exercise price would not cause the Company to recognize compensation expense for financial reporting purposes.

        (f) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. The terms specified below shall be applicable to all Incentive Stock Options. Stock Options which are specifically designated as Non-Qualified Stock Options when issued under the Plan shall not be subject to the terms of this Paragraph.

              (i) Exercise Price. In the case of an Incentive Stock Option, the exercise price of such Stock Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant of such Stock Option.

              (ii) Ten Percent Stockholder. If any Employee to whom an Incentive Stock Option is granted is a Ten Percent Stockholder, then the exercise price of the Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant of such Incentive Stock Option, and the term of the Incentive Stock Option shall not exceed five (5) years measured from the Date of Grant of such option.

              (iii) Dollar Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Stock Option) with respect to Stock Options granted to any Employee under the

                      Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted. Any Stock Options in excess of such limitation shall automatically be treated as Non-Qualified Stock Options.

7. STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

        (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any calendar year to any person may be measured by an amount of shares of Common Stock in excess of one-hundred thousand (100,000) shares, subject to adjustment under Section 15 below. The foregoing sentence is an annual limitation on grants and not a cumulative limitation.

        (b) GRANT. A Stock Appreciation Right may be granted in addition to or completely independent of any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

        (c) MEASURING PERIOD. A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control) that are beyond the control of the Participant. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

        (d) FORM OF PAYMENT. Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock, (iii) a promissory note or (iv) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control shall be paid in cash.

8. RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

        (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

        (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of Service for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

        (c) GRANTS OF AWARDS. Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

        (d) RESTRICTION PERIOD. Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide Services, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the recipient that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

        (e) PAYMENT OF AWARDS. A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted stock at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or

              (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

        (f) RIGHTS AS A STOCKHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a stockholder of the Company, including the right to vote the stock, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

9. PERFORMANCE AWARDS. Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

        (a) PERFORMANCE SHARE GRANTS. A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

        (b) PERFORMANCE UNIT GRANTS. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

        (c) GRANTS OF AWARDS. Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

        (d) PERFORMANCE GOALS AND PERFORMANCE PERIODS. Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period selected by the Committee ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate.

        (e) PAYMENT OF AWARDS. In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair

              Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the recipient that, in the case of a cash payment, acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

10.     OTHER STOCK-BASED AND COMBINATION AWARDS.

        (a) The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

        (b) The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

        (c) Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards. 11. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of --------------------------- the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

12. DIVIDEND EQUIVALENTS. Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

13. TERMINATION OF SERVICE. The terms and conditions under which an Award may be exercised after a Participant's termination of Service shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award.

14. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative if the Participant is Disabled.

15.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

        (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        (b) In the event of any change in capitalization affecting the Common Stock after the effective date of this Plan, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards. Such adjustments shall be made by the Committee so that the adjustments shall not result in an accounting consequence under APB 25 and FASB Interpretation No. 44, as amended, and any successor thereof. The Committee's determination with respect to the adjustments shall be final, binding, and conclusive.

        (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

16.     CHANGE IN CONTROL.

        (a) Except as otherwise provided for in Paragraph (b) below, in the event of a Change in Control, and except as otherwise provided in Award agreements:

              (i) All Stock Options and Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control (and shall terminate at such time as specified in the Award agreement);

              (ii) All restrictions and conditions of all Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

              (iii) All Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control.

        (b) In the event that any payment under this Plan (alone or in conjunction with other payments) would otherwise constitute an "excess parachute payment" under Section 280G of the Code (in the sole judgment of the Committee), such payment shall be reduced or eliminated to the extent the Committee determines necessary to avoid deduction disallowance under Section 280G of the Code or the imposition of excise tax under Section 4999 of the Code. The Committee may consult with a Participant regarding the application of Section 280G and/or Section 4999 to payments otherwise due to such Participant under the Plan, but the judgment of the Committee as to applicability of those provisions, the degree to which a payment must be reduced to avoid those provisions, and which Awards shall be reduced, is final.

17. AMENDMENT AND TERMINATION. Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the stockholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for stockholder approval. Notwithstanding the foregoing, the Plan may not be amended more than once every six months other than to comply with the changes in the Code.

18.     MISCELLANEOUS MATTERS.

        (a)   TAX WITHHOLDING.

              (i) The Company's obligation to deliver Common Stock and/or pay any amount under the Plan shall be subject to the satisfaction of all applicable federal, state, local, and foreign tax withholding requirements.

              (ii) The Committee may, in its discretion, provide the Participants or their successors with the right to use previously vested Common Stock in satisfaction of all or part of the taxes incurred by such Participants in connection with the Plan; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any such holder in either or both of the following formats.

        1. Stock Withholding: The election to have the Company withhold, from the Common Stock otherwise issuable under the Plan, a portion of the Common Stock with an aggregate Fair Market Value equal to the taxes calculated using the minimum statutory rates.

        2. Stock Delivery: The election to deliver to the Company, at the time the taxes are required to be withheld, one or more shares of Common Stock previously acquired by the Participant or his or her successor with an aggregate Fair Market Value equal to the taxes calculated using the minimum statutory rates.

        (b) NOT AN EMPLOYMENT OR SERVICE CONTRACT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue in the Service of the Company or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Services of any of its Employees, Non-Employee Directors, or Consultants at any time, with or without cause.

        (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        (d) ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Payment under any Awards granted pursuant to the Plan is wholly contingent upon stockholder approval of the Plan. Where approval for an Award sought pursuant to Section 162(m)(4)(C)(ii) is not granted by the Company's stockholders, the Award shall be annulled automatically. In the event the Service of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For purposes of the Plan, the term "terminated for cause" means any discharge because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

        (e) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

        (f) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (g) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

        (h) COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

              (i) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

REVOCABLE PROXY                                                  REVOCABLE PROXY
                              DIODES INCORPORATED
                ANNUAL MEETING OF STOCKHOLDERS -- JUNE 11, 2001
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
   The undersigned stockholder(s) of Diodes Incorporated (the "Company") hereby nominates, constitutes and appoints C.H. Chen and Carl Wertz, the attorneys, agents and proxies of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the "Meeting") to be held at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California 91301, on Monday, June 11, 2001 at 10:00 a.m. (California time), and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:

1. ELECTION OF DIRECTORS                    [ ] FOR all nominees listed below
                                             (except as marked to the contrary below)
                                             Discretionary authority to cumulate votes is granted

1. ELECTION OF DIRECTORS                     [ ] WITHHOLD AUTHORITY
                                              to vote for all nominees listed below

   Nominees: C.H. Chen, Michael R. Giordano, Keh-Shew Lu, M.K. Lu, Shing Mao,
            Leonard M. Silverman, Raymond Soong, and John M. Stich. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE NOMINEES, WRITE
           THAT NOMINEE'S OR NOMINEES' NAME(S) IN THE SPACE PROVIDED)

--------------------------------------------------------------------------------
2. APPROVAL OF THE 2001 OMNIBUS EQUITY INCENTIVE PLAN. To approve the Company's 2001 Omnibus Equity Incentive Plan.

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the year ending December 31, 2001.

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. OTHER BUSINESS. In their discretion, the Proxyholders are authorized to transact such other business as properly may come before the Meeting and any adjournment thereof.

                      FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

                      Please Sign And Date On Reverse Side

REVOCABLE PROXY                                                  REVOCABLE PROXY

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF EACH OF THE NOMINEES, "FOR" THE 2001 OMNIBUS EQUITY INCENTIVE PLAN, AND "FOR" RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001. ALL PROPOSALS TO BE ACTED UPON ARE PROPOSALS OF THE COMPANY. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

  The undersigned hereby ratifies and confirms all that said attorneys and Proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

                                                Date:

                                                 (Name of Stockholder, Printed)
                                                   (Signature of Stockholder)
                                                 (Name of Stockholder, Printed)
                                                   (Signature of Stockholder)

                                                (Please date this Proxy and sign
                                                your name as it appears on your
                                                stock certificate(s). Executors,
                                                administrators, trustees, etc.
                                                should give their full titles.
                                                All joint owners should sign.)

                                                I (We) do [ ] do not [ ] expect
                                                     to attend the Meeting.

  This Proxy will be voted "FOR" the election of all nominees whose names appear above unless authority to do so is withheld. Unless "AGAINST" or "ABSTAIN" is indicated, the Proxy will be voted "FOR" the 2001 Omnibus Equity Incentive Plan, and "FOR" the ratification of the appointment of Moss Adams LLP as the Company's independent auditors. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.